UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 1, 2005

BLOCKBUSTER INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-15153	52-1655102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Elm Street Dallas, Texas	75270
(Address of principal executive offices)	(Zip Code)

(214) 854-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Director John Muething To Resign Due to Personal Health Considerations

On December 1, 2005, Blockbuster Inc. Director John L. Muething provided the company with notice of his intention to resign from Blockbuster’s Board of Directors, effective December 31, 2005, as a result of personal health considerations. Mr. Muething currently serves on the Board’s Compensation and Nominating/Corporate Governance Committees. Mr. Muething has served as a valued member of the Blockbuster Board since joining in 1999.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOCKBUSTER INC.

Dated: December 5, 2005	By:	/s/ EDWARD B. STEAD
Edward B. Stead
Executive Vice President and
General Counsel